UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2012

NEUROLOGIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-13347	06-1582875
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Bridge Plaza, Fort Lee, New Jersey	07024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 592-6451

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On March 16, 2012, Neurologix, Inc. (the “Company”) filed a voluntary petition under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court, District of Delaware. The case is being administered under the caption “In re: Neurologix, Inc.,” case number 12-10936-CSS. Pleadings filed in the bankruptcy case can be accessed through Pacer at the Delaware Bankruptcy Court’s Website, www.deb.uscourts.gov, by clicking on the link to CM/ECF.

On March 19, 2012, the case was assigned to Judge Christopher Sontchi of the United States Bankruptcy Court, District of Delaware, and George L. Miller was named the bankruptcy trustee, in whom control of all assets of the Company is now vested.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROLOGIX, INC.

Date: March 21, 2012	By:	/s/ Clark Johnson
Name: Clark Johnson
Title: Chairman of the Board of Neurologix, Inc.